EXHIBIT 13

                   CERTIFICATION OF PERIODIC FINANCIAL REPORTS
                               UNDER 18 U.S.C 1350

In connection with the Annual Report on Form 20-F of VocalTec Communications Ltd. for the year ended December 31, 2007, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned hereby certify that:

A) The Report containing the financial statements fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

B) Information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the issuer.


                                                       /s/ Joseph Albagli
                                                       ------------------
                                                       Joseph Albagli
                                                       Chief Executive Officer


                                                       /s/ Eli Gendler
                                                       ---------------
                                                       Eli Gendler
                                                       Chief Financial Officer

Date: July 15, 2008